Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities - IT professional services [Member] $ in Thousands	Jul. 01, 2022 USD ($)
Business Combinations (Details) - Schedule of estimated fair values of the assets acquired and liabilities [Line Items]
Net assets, excluding $447 of cash acquired	$ 120
Customer relationships, net of deferred tax liabilities	1,054
Goodwill	1,807
Total assets acquired	$ 2,981